Fees Summary	Feb. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,845,296,399
Previously Paid Amount	0
Total Fee Amount	435,614.89
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offerings. The maximum aggregate offering price of those offerings is $ 2,845,296,399 (1) .
Net Fee	$ 435,614.89
Narrative - Max Aggregate Offering Price	$ 2,845,296,399